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                            MFS(R) Global Growth Fund
                         MFS(R) Global Total Return Fund
                      MFS(R) Global Telecommunications Fund
                        MFS(R) International Growth Fund
                      MFS(R) International Investors Trust
                     MFS(R) International New Discovery Fund
                           MFS(R) Global Equity Fund*
                       MFS(R) Global Asset Allocation Fund
                       MFS(R) Emerging Markets Equity Fund
                       MFS(R) Research International Fund

                        Supplement to Current Prospectus

     Effective February 1, 2001, the funds identified above will impose the following condition on your eligibility to exchange shares of these funds for shares of other funds in the MFS Family of Funds:

          You can exchange your shares of the fund for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. To be eligible for exchange, shares of the fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. Shares that have been registered for less than 15 days may only be exchanged upon a determination by the fund that the exchange, when considered together with your transactions in shares of the other MFS funds, does not constitute a pattern of market timing or excessive trading practices and is not otherwise harmful to the interests of the fund and its shareholders.

                 The date of this Supplement is January 25, 2001

*El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.